Exhibit 23.1

                      Consent of Abbott, Jordan & Koon, LLC

                                                      ABBOTT, JORDAN & KOON, LLC
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                            P.O. Box 609/405 Second Street/ Manchester, GA 31816
                                             (706) 846-8401/ FAX: (706) 846-3370



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated February 11, 2003 accompanying the consolidated financial statements included in the Annual Report of Georgia Bancshares, Inc. on Form 10-KSB for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the Registration Statement of Georgia Bancshares, Inc. on Form S-8.


                                        /s/ABBOTT, JORDAN & KOON, LLC
                                       ------------------------------
                                       ABBOTT, JORDAN & KOON, LLC




Manchester, Georgia
June 3, 2003